UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412) 553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

Please refer to the discussion under Item 8.01 below, which is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On March 3, 2026, Howmet Aerospace Inc. (the “Company” or “Howmet Aerospace”) closed its previously announced underwritten public offering of $400,000,000 aggregate principal amount of 3.750% notes due 2028 (the “2028 Notes”), $300,000,000 aggregate principal amount of 3.900% notes due 2029 (the “2029 Notes”) and $500,000,000 aggregate principal amount of 4.750% notes due 2036 (the “2036 Notes” and, together with the 2028 Notes and the 2029 Notes, the “Notes”). The Notes were issued under the Indenture dated as of September 30, 1993 between Alcoa Inc. (“Alcoa”), a Pennsylvania corporation, and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, N.A. (formerly known as Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of January 25, 2007 between Alcoa and the Trustee, the Second Supplemental Indenture dated as of July 15, 2008 between Alcoa and the Trustee, the Fourth Supplemental Indenture dated as of December 31, 2017 among Arconic Inc., a Pennsylvania corporation, Arconic Inc., a Delaware corporation, and the Trustee, the Fifth Supplemental Indenture dated as of April 16, 2020 between the Company and the Trustee, the Seventh Supplemental Indenture dated as of November 12, 2025 between the Company and the Trustee and the Eighth Supplemental Indenture dated as of March 3, 2026 between the Company and the Trustee (collectively, the “Indenture”). The Notes were sold pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-272154) and automatically declared effective on May 23, 2023. The forms of the 2028 Notes, the 2029 Notes and the 2036 Notes are attached hereto as Exhibit 4.8, Exhibit 4.9 and Exhibit 4.10, respectively, and are incorporated herein by reference into this Item 8.01. A copy of the opinion of counsel of the Company relating to the validity of the Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference into this Item 8.01.

The 2028 Notes will mature on March 3, 2028 and bear interest at a rate of 3.750% per annum, the 2029 Notes will mature on April 15, 2029 and bear interest at a rate of 3.900% per annum and the 2036 Notes will mature on April 15, 2036 and bear interest at a rate of 4.750% per annum. Accrued and unpaid interest on the 2028 Notes will be payable semi-annually in arrears on March 3 and September 3, commencing on September 3, 2026. Accrued and unpaid interest on the 2029 Notes will be payable semi-annually in arrears on April 15 and October 15, commencing on October 15, 2026. Accrued and unpaid interest on the 2036 Notes will be payable semi-annually in arrears on April 15 and October 15, commencing on October 15, 2026.

At any time and from time to time prior to March 3, 2028, with respect to the 2028 Notes, prior to March 15, 2029, with respect to the 2029 Notes, and prior to January 15, 2036, with respect to the 2036 Notes, the Company may redeem the applicable series of Notes, in whole or in part, at its option, at a redemption price equal to the greater of (i) 100% of the principal amount of such series of Notes to be redeemed, and (ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest on such series of Notes to be redeemed, discounted to the redemption date (assuming, with respect to the 2029 Notes, such Notes matured on March 15, 2029 and, with respect to the 2036 Notes, such Notes matured on January 15, 2036) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes of each series), plus 10 basis points for the 2028 Notes, 10 basis points for the 2029 Notes and 15 basis points for the 2036 Notes, less (b) interest accrued to, but excluding, the date of redemption, plus, in case of either (i) or (ii), accrued and unpaid interest thereon to, but excluding, the date of redemption. At any time and from time to time on or after March 15, 2029 with respect to the 2029 Notes, and on or after January 15, 2036 with respect to the 2036 Notes, the Company may redeem the Notes of such series, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of such series of Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date. Any notice of redemption of a series of Notes to be redeemed at the option of the Company may state that such redemption shall be conditional, in the Company’s discretion, on one or more conditions precedent, and that such conditional notice of redemption may be rescinded by the Company if it determines that any or all such conditions will not be satisfied by the redemption date, and that in such event, such redemption notice shall be of no further force or effect and the Company shall not be required to redeem any such series of Notes on the redemption date or otherwise.

The Company intends to use the net proceeds from the Notes offering, together with $600 million of borrowings under its commercial paper program or debt facilities and cash on hand, to finance the approximately $1.8 billion purchase price for the proposed acquisition of Consolidated Aerospace Manufacturing, LLC (the “Proposed CAM Acquisition”). If (i) the Proposed CAM Acquisition is not consummated on or before the date which constitutes the outside date under the Purchase Agreement dated as of December 22, 2025 by and between Stanley Black & Decker, Inc. and Howmet Aerospace Inc. (the “Purchase Agreement”), as such date may be extended, amended, waived or otherwise modified in accordance with the terms thereof and by the parties thereto (such date, the “Special Mandatory Redemption End Date”), (ii) prior to the Special Mandatory Redemption End Date, the Purchase Agreement is terminated or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Proposed CAM Acquisition, the Company will be required to redeem the 2036 Notes at a special mandatory redemption price equal to 101% of the principal amount of the 2036 Notes plus accrued and unpaid interest thereon to, but excluding, the date upon which the 2036 Notes will be redeemed (the “Special Mandatory Redemption”). Neither the 2028 Notes nor the 2029 Notes will be subject to the Special Mandatory Redemption and, if the Proposed CAM Acquisition is not consummated, the Company will use the net proceeds from the sale of the 2028 Notes and the 2029 Notes for general corporate purposes.

The Indenture contains customary events of default. Failure to make the Special Mandatory Redemption with respect to the 2036 Notes, if required in accordance with the terms described above, will constitute an event of default with respect to the 2036 Notes. If an event of default under the Indenture occurs with respect to a series of Notes and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes of such series may declare the principal amount of all the Notes of such series to be immediately due and payable.

The foregoing description of the Indenture and the Notes of each series is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibit 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10 and incorporated by reference into this Item 8.01.

In connection with the offering, the Company entered into an underwriting agreement, dated February 17, 2026 (the “Underwriting Agreement”), with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule I thereto. For a complete description of the terms of the Underwriting Agreement, please refer to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “envisions,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “poised,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Howmet Aerospace’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the Proposed CAM Acquisition and the expected financing, benefits and timing of such planned acquisition. These statements reflect beliefs and assumptions that are based on Howmet Aerospace’s perception of historical trends, current conditions and expected future developments, as well as other factors Howmet Aerospace believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally, or unfavorable changes in the markets served by Howmet Aerospace, including due to escalating tariff and other trade policies and the resulting impacts on Howmet Aerospace’s supply and distribution chains, as well as on market volatility and global trade generally; (b) the impact of potential cyber attacks and information technology or data security breaches; (c) the loss of significant customers or adverse changes in customers’ business or financial conditions; (d) manufacturing difficulties or other issues that impact product performance, quality or safety; (e) inability of suppliers to meet obligations due to supply chain disruptions or otherwise; (f) failure to attract and retain a qualified workforce and key personnel, labor disputes or other employee relations issues; (g) the inability to achieve improvement in or strengthening of financial performance, operations or competitiveness anticipated or targeted; (h) inability to meet increased demand, production targets or commitments; (i) competition from new product offerings, disruptive technologies or other developments; (j) geopolitical, economic, and regulatory risks relating to Howmet Aerospace’s global operations, including geopolitical and diplomatic tensions, instabilities, conflicts and wars, as well as compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (l) failure to comply with government contracting regulations; (m) adverse changes in discount rates or investment returns on pension assets; (n) the ability to consummate and realize expected benefits of acquisitions, including the Proposed CAM Acquisition, on the anticipated time frame or at all; (o) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement for the Proposed CAM Acquisition; (p) the impact of a delay in completing the Proposed CAM Acquisition or in integrating the Consolidated Aerospace Manufacturing, LLC business, which may be more difficult, time consuming or costly than expected; (q) potential unforeseen issues and legal liabilities relating to the Proposed CAM Acquisition; (r) operating costs, customer loss and business disruption (including, without limitation, difficulties in retaining or maintaining relationships with employees, customers or suppliers) that may be greater than expected following the Proposed CAM Acquisition or the public announcement of the Proposed CAM Acquisition; and (s) the other risk factors summarized in Howmet Aerospace’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports filed with the U.S. Securities and Exchange Commission. The statements in this report are made as of the day of the filing of this report. Howmet Aerospace disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated February 17, 2026, between Howmet Aerospace Inc. and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc, as representatives of the several underwriters named in Schedule I thereto.

4.1	Form of Indenture, dated as of September 30, 1993, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as trustee (undated form of Indenture incorporated by reference to Exhibit 4(a) to Registration Statement No. 33-49997 on Form S-3).

4.2	First Supplemental Indenture, dated as of January 25, 2007, between Alcoa Inc. and The Bank of New York Trust Company, N.A., as successor to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association), as successor trustee to PNC Bank, National Association, as trustee, incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated January 25, 2007.

4.3	Second Supplemental Indenture, dated as of July 15, 2008, between Alcoa Inc. and The Bank of New York Mellon Trust Company, N.A., as successor in interest to J. P. Morgan Trust Company, National Association (formerly Chase Manhattan Trust Company, National Association, as successor to PNC Bank, National Association), as trustee, incorporated by reference to Exhibit 4(c) to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated July 15, 2008.

4.4	Fourth Supplemental Indenture, dated as of December 31, 2017, among Arconic Inc., a Pennsylvania corporation, Arconic Inc., a Delaware corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K (Commission file number 1-3610) dated January 4, 2018.

4.5	Fifth Supplemental Indenture, dated as of April 16, 2020, between Howmet Aerospace Inc., a Delaware corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4(e) to the Company’s Registration Statement on Form S-3 (Registration Statement No. 333-237705) dated April 16, 2020.

4.6	Seventh Supplemental Indenture, dated as of November 12, 2025, between Howmet Aerospace Inc., a Delaware corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee, incorporated by reference to Exhibit 4.6 to the Company's Current Report on Form 8-K (Commission file number 1-3610) dated November 12, 2025.

4.7	Eighth Supplemental Indenture, dated as of March 3, 2026, between Howmet Aerospace Inc., a Delaware corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.8	Form of 3.750% Notes due 2028.

4.9	Form of 3.900% Notes due 2029.

4.10	Form of 4.750% Notes due 2036.

5.1	Opinion of K&L Gates LLP, counsel for Howmet Aerospace Inc.

23.1	Consent of K&L Gates LLP, counsel for Howmet Aerospace Inc. (included in Exhibit 5.1).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: March 3, 2026	By:	/s/ David Crawford
	Name:	David Crawford
	Title:	Vice President and Treasurer